UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2026

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

001-09025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

8310 South Valley Highway, Suite 300, Englewood, Colorado 80112

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Arrangement Agreement

On September 20, 2026, Vista Gold Corp. (“Vista” or the “Company”) entered into an Arrangement Agreement (the “Arrangement Agreement”) with Artemis Gold Inc., a corporation existing under the laws of the Province of British Columbia (the “Purchaser”), providing for the acquisition by the Purchaser of all of the issued and outstanding common shares of Vista (the “Common Shares”) by way of a court-approved plan of arrangement (the “Plan of Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”).

At the Effective Time (as such term is defined in the Arrangement Agreement), each outstanding Common Share will be converted into the right to receive 0.0966 of a common share of the Purchaser (“Purchaser Shares”). Any shareholder of the Company who would otherwise be entitled to receive a fraction of a Purchaser Share pursuant to the Arrangement shall have their holdings of Purchaser Shares rounded down to the nearest whole share.

In connection with the entry into the Arrangement Agreement, the board of directors of the Company (the “Company Board”) unanimously, after receiving the recommendation of the Special Committee of the Company Board, (i) determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to, and in the best interests of, the Company and its shareholders; (ii) approved, adopted and declared advisable the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement; (iii) approved the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby, including the Arrangement; (iv) resolved to recommend that the shareholders of the Company vote in favor of the Arrangement Resolution (as defined the Arrangement Agreement); and (v) resolved that the Arrangement Agreement be submitted to the shareholders of the Company.

Treatment of Company Convertible Securities

Pursuant to the Arrangement Agreement, at the Effective Time, (i) each outstanding deferred share unit (“DSU”) (whether vested or unvested) will be deemed to be fully vested and exchanged for one Common Share, net of applicable withholding taxes, and converted into the right to receive 0.0966 of a Purchaser Share; (ii) each vested restricted share unit (“RSU”) that is outstanding will be deemed to be exchanged for one Common Share, net of applicable withholding taxes, and converted into the right to receive 0.0966 of a Purchaser Share; (iii) each unvested RSU identified as stretch component awards under their grant agreements will be cancelled for no consideration and (iv) each unvested RSU (other than an unvested stretch component RSU) that is outstanding will be deemed to be exchanged for one equivalent RSU award for Purchaser Shares.

Other Terms; “Non-Solicitation” Restrictions

The Arrangement Agreement contains customary representations, warranties and covenants made by each of the Company and the Purchaser, including, among others, the obligation of the Company to conduct its business in the ordinary course, consistent with past practice and to refrain from taking certain specified actions without the consent of the Purchaser. In addition, the Arrangement Agreement contains covenants that require the Company to call and hold a meeting of the shareholders (the “Company Meeting”) and use commercially reasonable best efforts to solicit the Company Shareholder Approval (as defined in the Arrangement Agreement), except to the extent that the Company Board has made a change in Board Recommendation (as defined in the Arrangement Agreement) as permitted by the Arrangement Agreement.

The Company is also subject to customary “non-solicitation” restrictions on its ability (directly or indirectly, through its representatives or otherwise) to (i) solicit alternative acquisition proposals from third parties; (ii) subject to certain exceptions, engage or participate in discussions or negotiations regarding alternative acquisition proposals; or (iii) subject to certain exceptions, furnish to any person non-public information in connection with an alternative acquisition proposal. Prior to the receipt of the Company Shareholder Approval, the Company Board may, upon receipt of a Superior Proposal (as defined in the Arrangement Agreement), change its recommendation that the Company’s shareholders approve the Arrangement Agreement and the Arrangement, subject to complying with certain notice requirements and other specified conditions, including giving the Purchaser the opportunity to propose changes to the Arrangement Agreement in response to such Superior Proposal.

The Purchaser has agreed to use commercially reasonable efforts to obtain conditional approval for the listing and posting for trading on the TSX Venture Exchange of the Purchaser Shares to be issued as consideration pursuant to the Arrangement.

Closing Conditions

The completion of the Arrangement is subject to satisfaction or waiver of certain customary mutual closing conditions, including (i) approval by the Company’s shareholders at the Company Meeting, (ii) the absence of any order or law prohibiting consummation of the Arrangement, and (iii) receipt of all required regulatory, court, and stock exchange approvals (including the approval of the Foreign Investment Review Board of Australia and the consent of the responsible Minister of the Northern Territory of Australia, together with the approval of the Toronto Stock Exchange and the TSX Venture Exchange), and the Supreme Court of British Columbia. The Purchaser’s obligation to close is also subject to the condition that dissent rights shall not have been validly exercised by holders of more than 7.5% of the outstanding Common Shares. The obligation of each party to consummate the Arrangement is also conditioned upon the other party having performed in all material respects its obligations under the Arrangement Agreement and the other party’s representations and warranties in the Arrangement Agreement being true and correct (subject to certain materiality qualifiers).

Termination Rights

The Arrangement Agreement contains termination rights for each of the Company and the Purchaser, subject to the additional terms and conditions set forth in the Arrangement Agreement. The Arrangement Agreement may be terminated at any time prior to the Effective Time by (i) mutual written consent or (ii) either party if (A) the required Company Shareholder Approval is not obtained at the Company Meeting (unless the party’s breach caused the failure); (B) a law or order makes the Arrangement illegal or impossible (as long as such party has used its commercially reasonable efforts to appear or overturn such law or order); or (C) the Effective Time does not occur by April 15, 2027 (the “Outside Date”), subject to extension for up to 60 days in connection with obtain certain key regulatory approvals, unless the party’s breach caused the delay.

The Company may terminate if (i) the Purchaser breaches its representations, warranties, or covenants and such breach is not cured within 15 business days after notice (provided that willful breaches are deemed incurable); (ii) prior to the Company Shareholder Approval, the Company Board approves a Superior Proposal; or (iii) a Purchaser Material Adverse Effect (as defined in the Arrangement Agreement) has occurred.

The Purchaser may terminate if (i) the Company breaches its representations, warranties, or covenants and such breach is not cured within 15 business days after notice (provided that willful breaches are deemed incurable); (ii) the Company Board withdraws, changes, or fails to reaffirm upon request its Board Recommendation, or accepts or recommends an alternative acquisition proposal; (iii) the Company breaches the non-solicitation covenant in any material respect; or (iv) a Material Adverse Effect (as defined in the Arrangement Agreement) has occurred.

Termination Fee

The Company must pay a termination fee of US$18,148,536 if any of the following occurs: (i) the Purchaser terminates because the Company Board changes or withholds its recommendation or the Company accepts or recommends an alternative acquisition proposal; (ii) the Company terminates because the Company Board approves a Superior Proposal; (iii) the Purchaser terminates due to the Company’s material breach of the non-solicitation covenant; (iv) either party terminates because (a) the Outside Date passes, (b) the Company shareholder vote fails, or (c) the Purchaser terminates for a Company breach and, before termination pursuant to (a), (b) or (c), a competing proposal was publicly announced, and within 12 months the Company signs and later closes a competing transaction involving 50% or more of the Company (equity or assets).

Voting and Support Agreements

Contemporaneously with the execution of the Arrangement Agreement, each of the directors and officers of the Company entered into a Voting and Support Agreement (the “Support Agreements”), pursuant to which, among other things, such shareholders agreed to vote in favor of the Arrangement, not to transfer their shares (or any securities convertible into shares) other than in support of the Arrangement, and not to solicit or negotiate any alternative acquisition proposal. The Support Agreements do not preclude a director, in his or her capacity as such, from exercising his or her fiduciary duties, including by voting as a member of the Company Board in favor of a change in Board Recommendation in the circumstances permitted in the Arrangement Agreement.

Additional Information

The foregoing descriptions of the Arrangement Agreement and the Support Agreements are qualified in their entirety by reference to the full text of the Arrangement Agreement and the Support Agreements, copies of which are filed hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated into this Current Report on Form 8-K by reference. Copies of the agreements have been included to provide investors with information regarding their terms and are not intended to provide any factual information about the Company, the Purchaser, or their respective affiliates. The representations, warranties and covenants contained in the agreements have been made solely for the purposes of the agreements and as of specific dates; were made solely for the benefit of the parties to the agreements; are not intended as statements of fact to be relied upon by investors, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified in some cases by certain confidential disclosures that were made between the parties in connection with the negotiation of the agreements, which disclosures are not reflected in the agreements themselves; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Company, the Purchaser, or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The agreements should not be read alone but should instead be read in conjunction with the other information regarding the agreements, the Arrangement, the Support Agreements, the Company, the Purchaser, their respective affiliates and their respective businesses that will be contained in, or incorporated by reference into, the preliminary proxy statement that the Company will file, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that the Company will file or furnish with the Securities and Exchange Commission (the “SEC”).

Important Information for Investors and Shareholders

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Arrangement. The Arrangement will be implemented by way of a Plan of Arrangement under the Business Corporations Act (British Columbia). In connection with the proposed Arrangement, Vista intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Vista will mail the definitive proxy statement and a proxy card to its shareholders.

INVESTORS AND SECURITY HOLDERS OF VISTA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VISTA’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARRANGEMENT AND THE PARTIES TO THE ARRANGEMENT AGREEMENT.

Investors and security holders of Vista are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Vista on its website at https://vistagold.com.

Participants in the Solicitation

This Current Report on Form 8-K does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Purchaser, Vista and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Vista in connection with the proposed Arrangement. Information regarding the interests of these directors and executive officers in the proposed Arrangement will be included in the definitive proxy statement referred to above. Security holders may obtain information regarding the names, affiliations and interests of Vista’s directors and executive officers in Vista’s proxy statement in connection with its 2026 Annual Meeting of Shareholders (the “Vista Proxy Statement”), which was filed with the SEC on March 17, 2026, under “Particulars of Matters to be Acted Upon – Election of Directors,” “Ownership of the Corporation’s Common Shares,” “Executive Officers,” and “Executive Compensation.” To the extent that holdings of Vista’s securities have changed since the amounts printed in the Vista Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed Arrangement will be included in the definitive proxy statement relating to the proposed Arrangement when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Purchaser’s website at www.artemisgold.com and Vista’s website at https://vistagold.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Vista Proxy Statement. The information contained in, or that can be accessed through, Vista’s website is not a part of, or incorporated by reference herein.

Item 7.01	Regulation FD.

On September 20, 2026, Vista issued a press release announcing that it had entered into the Arrangement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including Exhibit 99.1) is being “furnished,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
2.1†	Arrangement Agreement dated September 20, 2026 between Artemis Gold Inc. and Vista Gold Corp.

10.1	Form of Voting and Support Agreement dated September 20, 2026

99.1*	Press Release dated September 21, 2026

99.2*	Presentation dated September 21, 2026

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

†	Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the SEC upon request a copy of any omitted schedule or attachment to this exhibit.

*	This exhibit is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

Date: September 21, 2026	By:	/s/ Frederick H. Earnest
	Name:	Frederick H. Earnest
	Title:	President and Chief Executive Officer